UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 29, 2020

_______________________________

BROOKLINE BANCORP INC

(Exact name of registrant as specified in its charter)

_______________________________

Delaware	0-23695	04-3402944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

131 Clarendon Street

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 425-4600

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	BRKL	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On January 29, 2020, the Board of Directors of the Company issued a press release announcing its earnings for the quarter ended December 31, 2019. Additionally, the Company announced the approval by its Board of Directors of a regular quarterly dividend of $0.115 per share payable on February 28, 2020 to stockholders of record on February 14, 2020. A copy of that press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

99.1	Press release of Brookline Bancorp, Inc. reporting earnings and dividend approval, issued January 29, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKLINE BANCORP INC

Date: January 29, 2020	By:	/s/ Carl M. Carlson
Carl M. Carlson
Chief Financial Officer

EXHIBIT INDEX

The following exhibits are furnished as part of this report:

Exhibit Number	Description

99.1	Press release of Brookline Bancorp, Inc. reporting earnings and dividend approval, issued January 29, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)